EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CaliberCos Inc. (the “Company”) on Form 10-Q, for the fiscal quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jade Leung, Chief Financial Officer of CaliberCos Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	June 22, 2023	By:	/s/ Jade Leung
Jade Leung
Chief Financial Officer
(Principal Financial Officer)